UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08795

Brookfield High Income Fund Inc.
(Exact name of registrant as specified in charter)

Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023
(Address of principal executive offices) (Zip code)

Brian F. Hurley, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023
 (Name and address of agent for service)

855-777-8001
Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2016

Date of reporting period:  December 31, 2015

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (Sections 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Schedule of Investments.

BROOKFIELD HIGH INCOME FUND INC.
Schedule of Investments (Unaudited)
December 31, 2015
	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 4.0%

Non-Agency Mortgage-Backed Securities – 4.0%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 1,2,3	0.57%	04/25/47	$1,521	$1,277,992
GSAMP Trust
Series 2006-HE8, Class A2C 2,3	0.60	01/25/37	1,497	1,216,572
Home Equity Asset Trust
Series 2006-7, Class 2A3 2,3	0.58	01/25/37	2,060	1,588,749
Nomura Resecuritization Trust
Series 2014-1R, Class 2A11 3,4	0.69	02/26/37	4,315	2,261,773
Securitized Asset Backed Receivables LLC Trust
Series 2007-BR4, Class A2B 2,3	0.63	05/25/37	2,546	1,521,434
Total Non-Agency Mortgage-Backed Securities				7,866,520
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $8,113,338)				7,866,520
CORPORATE BONDS – 120.5%
Automotive – 3.8%
American Axle & Manufacturing, Inc. 1	6.25	03/15/21	3,190	3,301,650
American Axle & Manufacturing, Inc. 1	7.75	11/15/19	650	718,250
Ford Motor Co. 1	6.50	08/01/18	3,100	3,431,585
Motors Liquidation Co. 5,6	8.38	07/15/33	8,250	825
Total Automotive				7,452,310
Basic Industry – 8.7%
Alcoa, Inc. 1	5.55	02/01/17	1,000	1,025,000
Arch Coal, Inc. 1,6	7.25	06/15/21	6,100	46,360
Cascades, Inc. 1,4,7	5.50	07/15/22	3,000	2,910,000
Hexion, Inc.	8.88	02/01/18	1,425	1,004,625
Hexion, Inc. 1	9.00	11/15/20	4,500	1,721,250
INEOS Group Holdings SA 1,4,7	6.13	08/15/18	3,800	3,762,000
Millar Western Forest Products Ltd. 7	8.50	04/01/21	1,575	811,125
PulteGroup, Inc. 1	6.38	05/15/33	2,350	2,385,250
USG Corp. 1	9.75	01/15/18	3,075	3,420,937
Total Basic Industry				17,086,547
Capital Goods – 6.4%
Ardagh Packaging Finance PLC 1,4,7	6.75	01/31/21	3,625	3,480,000
Crown Cork & Seal Company, Inc. 1	7.38	12/15/26	3,950	4,246,250
DP World Sukuk Ltd. 4,7	6.25	07/02/17	400	418,388
Terex Corp. 1	6.00	05/15/21	3,000	2,760,000
Terex Corp. 1	6.50	04/01/20	1,100	1,058,750
Tyco Electronics Group SA 1,7	6.55	10/01/17	500	538,842
Total Capital Goods				12,502,230
Consumer Goods – 3.4%
ACCO Brands Corp. 1	6.75	04/30/20	3,575	3,682,250
Post Holdings, Inc. 1	7.38	02/15/22	2,825	2,945,063
Total Consumer Goods				6,627,313
Consumer Non-Cyclical – 0.7%
Anheuser-Busch InBev Worldwide, Inc. 1	7.75	01/15/19	1,000	1,155,935
DP World Ltd. 4,7	6.85	07/02/37	200	196,500
Total Consumer Non-Cyclical				1,352,435
Electric Utilities & Generation – 1.7%
TerraForm Power Operating LLC 4	5.88	02/01/23	4,000	3,310,000
Energy – 21.0%
AmeriGas Finance LLC 1	7.00	05/20/22	1,025	991,688
Blue Racer Midstream LLC 1,4	6.13	11/15/22	3,975	2,742,750
BreitBurn Energy Partners LP 1	8.63	10/15/20	3,475	695,000
Calfrac Holdings LP 1,4	7.50	12/01/20	3,625	1,440,937
Chesapeake Energy Corp. 1,4	8.00	12/15/22	1,752	858,235
EP Energy LLC 1	6.38	06/15/23	3,725	1,862,500
EV Energy Partners LP 1	8.00	04/15/19	4,400	2,200,000
Ferrellgas Partners LP 1	8.63	06/15/20	3,375	3,172,500
Global Partners LP	6.25	07/15/22	4,650	3,720,000
Holly Energy Partners LP	6.50	03/01/20	3,000	2,970,000
ION Geophysical Corp.	8.13	05/15/18	1,975	987,500
LBC Tank Terminals Holding Netherlands BV 1,4,7	6.88	05/15/23	3,325	3,291,750
Linn Energy LLC	7.75	02/01/21	250	36,250
Linn Energy LLC 1	8.63	04/15/20	3,200	548,000
Pioneer Natural Resources Co.	6.65	03/15/17	1,250	1,290,578
Precision Drilling Corp. 1,7	6.63	11/15/20	1,800	1,404,000
SESI LLC	7.13	12/15/21	500	445,000
Suburban Propane Partners LP	7.38	08/01/21	2,800	2,688,000

Targa Pipeline Partners LP 1,5	5.88	08/01/23	4,000	3,137,362
Tesoro Logistics LP 1	6.13	10/15/21	4,000	3,800,000
Trinidad Drilling Ltd. 1,4,7	7.88	01/15/19	2,865	2,521,200
W&T Offshore, Inc.	8.50	06/15/19	1,215	425,250
Total Energy				41,228,500
Financial Services – 1.6%
Puma International Financing SA 4,7	6.75	02/01/21	3,125	3,073,438
Healthcare – 7.6%
CHS/Community Health Systems, Inc.	6.88	02/01/22	1,525	1,446,844
CHS/Community Health Systems, Inc. 1	7.13	07/15/20	3,050	3,038,562
DJO Finco, Inc. 4	8.13	06/15/21	250	221,875
HCA, Inc.	5.88	05/01/23	1,775	1,819,375
HCA, Inc. 1	8.00	10/01/18	3,475	3,887,656
inVentiv Health, Inc. 1	10.00	08/15/18	569	540,550
inVentiv Health, Inc. 4,8	10.00	08/15/18	883	836,784
Kindred Healthcare, Inc.	6.38	04/15/22	3,750	3,112,500
Total Healthcare				14,904,146
Leisure – 11.8%
Boyd Gaming Corp. 1	9.00	07/01/20	3,625	3,842,500
Cedar Fair LP 1	5.25	03/15/21	4,200	4,326,000
Chester Downs & Marina LLC 1,4	9.25	02/01/20	3,450	2,458,125
GLP Capital LP 1	5.38	11/01/23	4,525	4,411,875
Isle of Capri Casinos, Inc.	5.88	03/15/21	1,700	1,734,000
MGM Resorts International 1	7.63	01/15/17	2,875	2,997,187
Palace Entertainment Holdings LLC 1,4	8.88	04/15/17	3,475	3,405,500
Total Leisure				23,175,187
Media – 10.1%
CCO Holdings LLC	5.75	01/15/24	5,550	5,702,625
Cumulus Media Holdings, Inc. 1	7.75	05/01/19	2,455	828,562
iHeart Communications, Inc. 1	9.00	03/01/21	3,550	2,476,125
Lamar Media Corp.	5.38	01/15/24	4,150	4,274,500
Mediacom Broadband LLC	6.38	04/01/23	3,150	3,079,125
Neptune Finco Corp. 4	10.88	10/15/25	3,400	3,561,500
Total Media				19,922,437
Pipelines – 1.8%
MPLX LP 4	4.88	12/01/24	3,900	3,500,250
Retail – 3.4%
L Brands, Inc. 1	7.60	07/15/37	2,500	2,625,000
L Brands, Inc.	8.50	06/15/19	800	930,000
New Albertsons, Inc. 1	7.75	06/15/26	3,300	3,036,000
Total Retail				6,591,000
Services – 10.5%
Avis Budget Car Rental LLC 1	5.50	04/01/23	1,550	1,553,875
Casella Waste Systems, Inc. 1	7.75	02/15/19	3,400	3,374,500
Dynagas LNG Partners LP 1,7	6.25	10/30/19	2,825	1,963,375
H&E Equipment Services, Inc. 1	7.00	09/01/22	4,250	4,165,000
Sotheby’s 1,4	5.25	10/01/22	1,850	1,683,500
Teekay Offshore Partners LP 1,7	6.00	07/30/19	3,750	2,137,500
United Rentals North America, Inc. 1	5.75	11/15/24	3,625	3,588,750
United Rentals North America, Inc.	7.63	04/15/22	1,225	1,309,158
United Rentals North America, Inc. 1	8.25	02/01/21	797	833,861
Total Services				20,609,519
Telecommunications – 21.1%
CenturyLink, Inc. 1	7.65	03/15/42	3,050	2,333,250
CyrusOne LP 1	6.38	11/15/22	4,175	4,300,250
FairPoint Communications, Inc. 1,4	8.75	08/15/19	2,250	2,216,250
Frontier Communications Corp. 1	7.63	04/15/24	3,375	2,835,000
Frontier Communications Corp. 4	11.00	09/15/25	3,150	3,118,500
Intelsat Luxembourg SA 1,7	7.75	06/01/21	6,425	3,003,687
Level 3 Financing, Inc. 1,4	5.38	05/01/25	5,775	5,746,125
Qwest Capital Funding, Inc. 1	6.88	07/15/28	475	370,500
Qwest Corp. 1	6.88	09/15/33	850	815,657
SBA Communications Corp.	4.88	07/15/22	5,000	4,925,000
T-Mobile USA, Inc. 1	6.63	04/01/23	3,340	3,406,800
Wind Acquisition Finance SA 4,7	7.38	04/23/21	1,150	1,086,750
Windstream Services LLC 1	7.50	06/01/22	5,350	4,106,125
Zayo Group LLC	6.00	04/01/23	3,300	3,118,500
Total Telecommunications				41,382,394

Transportation – 1.6%
Watco Companies LLC 1,4	6.38	04/01/23	3,275	3,225,875
Utility – 5.3%
AES Corp. 1	4.88	05/15/23	4,250	3,718,750
NRG Energy, Inc.	6.25	07/15/22	3,975	3,386,700
NRG Yield Operating LLC	5.38	08/15/24	4,050	3,356,438
Total Utility				10,461,888
Total CORPORATE BONDS (Cost $279,180,865)				236,405,469
TERM LOANS – 5.0%
Caesars Growth Properties 3,9	6.25	04/10/21	1,728	1,512,109
FairPoint Communications, Inc. 3,9	7.50	02/14/19	1,950	1,933,425
Fortescue Metals Group Ltd. 3,9	4.25	06/28/19	3,425	2,530,561
Four Seasons Holdings, Inc. 3,9	6.25	12/13/20	3,325	3,277,885
Texas Competitive Electric Holdings Company LLC 3,9	4.67	10/10/17	1,550	478,249
Texas Competitive Electric Holdings Company LLC 3,9	4.68	10/10/17	16	4,909
Total TERM LOANS (Cost $11,361,280)				9,737,138

			Shares	Value
COMMON STOCKS – 2.9%
Automotive – 0.4%
Ford Motor Co.			61,300	$863,717
Basic Industry – 0.4%
Cascades, Inc. 7			77,325	710,270
EnLink Midstream Partners LP			7,800	129,324
Total Basic Industry				839,594
Capital Goods – 0.6%
General Electric Co.			37,450	1,166,567
Consumer Staples – 0.3%
B&G Foods, Inc.			13,810	483,626
Energy – 0.3%
BreitBurn Energy Partners LP			13,075	8,759
EV Energy Partners LP			7,900	22,199
Thunderbird Resources Equity, Inc. 5,10			11	453,547
Total Energy				484,505
Telecommunications – 0.6%
CenturyLink, Inc.			33,160	834,306
Verizon Communications, Inc.			7,500	346,650
Total Telecommunications				1,180,956
Utility – 0.3%
AES Corp.			66,250	634,013
Total COMMON STOCKS (Cost $6,399,026)				5,652,978
WARRANTS – 0.7%
Automotive – 0.7%
General Motors Co. 10 Expiration: July 2016 Exercise Price: $10.00			34,193	833,625
General Motors Co. 10 Expiration: July 2019 Exercise Price: $18.33			34,193	559,398
Total Automotive				1,393,023
Total WARRANTS (Cost $1,969,137)				1,393,023
	Interest Rate
SHORT TERM INVESTMENT – 4.5%
STIT Liquid Assets Portfolio, Institutional Class 3	0.29%		8,889,370	8,889,370
Total SHORT TERM INVESTMENT (Cost $8,889,370)				8,889,370
Total Investments – 137.6% (Cost $315,913,016)				269,944,498
Liabilities in Excess of Other Assets – (37.6)%				(73,810,784)
TOTAL NET ASSETS – 100.0%				$196,133,714

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1-	All or portion of the principal amount is pledged as collateral for credit facility.
2-	Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
3-	Variable rate security – Interest rate shown is the rate in effect as of December 31, 2015.
4-
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the total value of all such securities was $61,328,005 or 31.3% of net assets.

5-
Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of December 31, 2015, the total value of all such securities was $3,591,734 or 1.8% of net assets.

6-	Issuer is currently in default on its regularly scheduled interest payment.
7-	Foreign security or a U.S. security of a foreign company.
8-	Payment in kind security.
9-	Private Placement.
10-	Non-income producing security.

Notes to Financial Statements (Unaudited)

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, term loans, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. Pursuant to the procedures, securities in the Fund are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. However, if (i) a market value or price is not readily available, (ii) the available quotations are not believed to be reflective of market value by the Adviser, or (iii) a significant event has occurred that would materially affect the value of the security, the security is fair valued, as determined in good faith, by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 -	quoted prices in active markets for identical assets or liabilities
• Level 2 -
quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee.  If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source.  For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2015:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Residential Mortgage Related Holdings	$-	$-	$7,866,520	$7,866,520
Corporate Bonds	-	233,267,282	3,138,187	236,405,469
Term Loans	-	9,737,138	-	9,737,138
Common Stocks	5,199,431	-	453,547	5,652,978
Warrants	1,393,023	-	-	1,393,023
Short Term Investment	8,889,370	-	-	8,889,370

Total	$15,481,824	$243,004,420	$11,458,254	$269,944,498

Valuation Inputs	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$20,019	$-	$-	$20,019
Total	$20,019	$-	$-	$20,019

*Other financial instruments include forward currency contracts which are reflected at the unrealized appreciation (depreciation) on the instrument.

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of December 31, 2015:

	Quantitative Information about Level 3 Fair Value Measurements (1)
Assets	Value as of December 31, 2015	Valuation Methodology	Significant Unobservable Input	Range (Weighted Average)
Corporate Bonds:
Motors Liquidation Co.	$825	Discounted Cash Flow	Anticipated Residual Value	$ 0.01
Targa Pipeline Partners LP	3,137,362	Discounted Cash Flow	Implied Spread to Index	2.26%-17.73% (10.00%)
Common Stocks:
Thunderbird Resources Equity, Inc.	453,547	Analysis of Enterprise Value	Various assumptions of value of assets and liabilities	$36,504-$43,539 ($39,750)
Total	$3,591,734

(1) The table above does not include Level 3 securities that are valued by brokers and pricing services. At December 31, 2015, the value of these securities was approximately $7,866,520. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments Note. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Residential Mortgage Related Holdings	Corporate Bonds	Common Stocks	Total
Balance as of September 30, 2015	$8,079,848	$4,120,625	$399,350	$12,599,823
Accrued Discounts (Premiums)	104,640	4,864	-	109,504
Realized Gain (Loss)	70,340	-	-	70,340
Change in Unrealized Appreciation (Depreciation)	(174,577)	(987,302)	54,197	(1,107,682)
Purchases at cost	-	-	-	-
Sales proceeds	(213,731)	-	-	(213,731)
Balance as of December 31, 2015	$7,866,520	$3,138,187	$453,547	$11,458,254
Change in unrealized gains or losses relating to assets still held at reporting date	$(174,577)	$(987,302)	$54,197	$(1,107,682)

For the three months ended December 31, 2015, there were no transfers between the Levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

All forward contracts were entered into with Bank of New York Mellon as the counterparty. As of December 31, 2015, the following forward contracts were outstanding:

Settlement Date	Currency to be Delivered	U.S. $ Value at December 31, 2015	Currency to be Received	U.S. $ Value at December 31, 2015	Unrealized Appreciation
05/09/16	497,266 Canadian Dollars	$359,530	379,549 U.S. Dollars	$379,549	$20,019

Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused.

For the three months ended December 31, 2015, the average interest rate paid under the line of credit was 1.10% of the total line of credit amount available to the Fund.

Total line of credit amount available	$120,000,000
Line of credit outstanding at December 31, 2015	76,316,860
Line of credit amount unused at December 31, 2015	43,683,140
Average balance outstanding during the period	81,757,077
Interest expense incurred on line of credit during the period	331,166

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments, not including forward currency contracts, at December 31, 2015 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$315,913,016	$5,557,213	$(51,525,731)	$(45,968,518)

Item 2. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-Q.

(b) As of the date of filing this Form N-Q, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Brookfield High Income Fund Inc.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	2/26/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	2/26/16

By (Signature and Title)	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financila Officer

Date:	2/26/16